FY 2014 Annual Stockholder Meeting October 29, 2014 Exhibit 99.1

Forward-Looking Statements
Some of the statements in this presentation constitute “forward-looking statements”
about John B. Sanfilippo & Son, Inc. Such statements include, in particular, statements about our plans, strategies, business prospects, changes and trends in our business and the markets in which we operate. In some cases, you can identify forward-looking statements by the use of words such as “may,” “will,” “could,” “would,” “should,”
“expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “forecast,” “predict,”
“propose,” “potential” or “continue” or the negative of those terms or other comparable terminology. These statements represent our present expectations or beliefs concerning future events and are not guarantees. Such statements speak only as of the date they are made, and we do not undertake any obligation to update any forward-looking statement.
We caution that forward-looking statements are qualified by important factors, risks and uncertainties that could cause actual results to differ materially from those in the forward- looking statements. Our periodic reports filed with the Securities and
Exchange Commission, including our Forms 10-K and 10-Q and any amendments thereto, describe some of these factors, risks and uncertainties.

Agenda
JBSS Overview and
Strategic Goals
Jeffrey Sanfilippo Chairman & CEO
Financial Review
Mike Valentine CFO & Group President
Brand Marketing
Howard Brandeisky Sr. VP Global Marketing
& Customer Solutions
Brand Sales
Chris Gardier Sr. VP Consumer Sales
Closing Remarks
Jeffrey Sanfilippo Chairman & CEO

Diluted EPS Improvement of 49% Net Sales increased by 11% to a record $778.6 million Time to Celebrate Successful Results over the last three years 4 0 0.5 1 1.5 2 2.5 3 FY12 FY13 FY14 EPS FY 12-FY 14

Creating Shareholder Value JBSS Russell 2000 Outperformed the Russell 2000 Index by over 40%! 5 Stock Price $34.57 10/27/2014 Stock Price $22.97 10/25/2013

Mission
To be the global leader of quality driven,
innovative nut solutions that enhance
the customer and consumer
experience and achieve consistent,
profitable growth for our
shareholders.
We will accomplish this
through our commitment to a
dynamic infrastructure that
maximizes the potential of our
brands, people and processes.
Core Values
Integrity
People
Investment
Customer Driven
Quality
Innovation
Execution
Continuous Improvement
Safety
Resource Conservation

7 John B. Sanfilippo & Son, Inc.: Transformed Consumer Products Company … Reproduced with permission from Snack Food & Wholesale Bakery Magazine

“The success of any company is contingent upon having a strong team to manage and grow the business.  We have that here at JBSS.”
Gustine, CA
130 Employees
Garysburg, NC
38 Employees
Bainbridge, GA
102 Employees
Selma, TX
167 Employees
Elgin, IL
857 Employees

John B. Sanfilippo & Son, Inc. Transformed Consumer Products Company … 9 Reproduced with permission from Snack Food & Wholesale Bakery Magazine

10 John B. Sanfilippo & Son, Inc.: Transformed Consumer Products Company … Reproduced with permission from Snack Food & Wholesale Bakery Magazine

Nut Category Trends 11 11 * * * * * * *

$4.53
$4.70
$5.31
$5.62
$5.68
$0.00
$1.00
$2.00
$3.00
$4.00
$5.00
$6.00
$7.00
FY 2010 FY 2011 FY 2012 FY 2013 FY 2014
Price Per Pound
Price Per Pound Category
Retail Prices Higher Over the
Last 5 Years

Source: IRI: Total Nut Category – Multi Outlet Geography –Year Ending 6/29/14

0%
10%
20%
30%
40%
50%
60%
Price Per Pound – Percent Change Over Last 5 Years
Change vs. FY 2010

Retail Prices Up Across All Nut
Types over the Last 5 Years
+56%
+46%
+20%
+18%
+15%
+29%
+39%
+26%
+22%
Source: IRI: Total Nut Category – Multi Outlet Geography – Year Ending 6/29/14

14 Nut Category has had strong Sales Growth Source: IRI: Total Nut Category – Multi Outlet Geography – Year Ending 6/29/14

Category Growth Across the Store +26% +4% +42% +5% +32% +8% Snack Nuts Produce Nuts Recipe Nuts 15 Source: IRI: Total Nut Category – Multi Outlet Geography – Year Ending 6/29/14

JBSS Growth (Gross Sales) Across the Store +38% +244% +22% Snack Nuts Produce Nuts Recipe Nuts Source: Internal JBSS Shipment Data

JBSS SALES CHANNEL UPDATES 17 17 * * * * * * *

$193 $98 $454 Business Channel Diversification (Millions of $) $34 18 Fiscal 2014 Net Sales $779 Million

19 Consumer 58% vs. FY ‘13 FY 2014 Consumer Channel Fiscal 2014 Net Sales $454 Million

20 vs. FY ‘13 FY 2014 Commercial Ingredients Channel Fiscal 2014 Net Sales $193 Million

FY 2014 Export Channel 21 Fiscal 2014 Net Sales $34 Million

22 Contract Packaging 13% Vs. FY ‘13 FY 2014 Contract Packaging Channel Fiscal 2014 Net Sales $98 Million

CORPORATE STRATEGIES 23 23 * * * * * * *

24

• Fisher Recipe Nuts market share
leadership excluding club size items
• Fisher Snack Nuts market share
growth in high franchise Midwest
• Orchard Valley Harvest expanded
distribution and increased velocity
resulting in double-digit revenue
growth
• Award-winning marketing programs
FY 2014 Accomplishments

• Established a Foreign Invested
Commercial Enterprise (FICE) in
China
• Expanded Fisher Snacks in Asia and
the Middle East
• Continued to leveraged key retail
partnerships for a record year with
private brands
FY 2014 Accomplishments

China

FY13 Gift Pack
FY14 Gift Pack
Chinese New Year
•
Step-change in packaging and execution …
Growth in sales and points of distribution
year-over-year.
Great performance in key Ecommerce platforms

Increased Fisher Distribution in Asia and Middle East • South Korea • Malaysia • Macau • Hong Kong 28 • Saudi Arabia • U.A.E.

Selective Expansion of Private Brand Business Leverage key retail partnerships … focus on value-added opportunities. 29 Mexico Japan Colombia

• Received Contract Manufacturing
supplier quality award
• Optimized Food Service and Industrial
Ingredient customer and product
portfolios
• Expanded Continuous Improvement
efforts throughout our organization
FY 2014 Accomplishments

FY 2014 Financial Milestones

JBSS Stockholders’ Equity FYs 1991- 2014 32

JBSS Net Sales FYs 1991- 2014 Item Rationalization, De-emphasized Commodity Sales, Lower Prices Low Carb Diet Run Up 33

JBSS Total Outstanding Debt FYs 1991- 2014 Facility consolidation Improved operating performance 34

JBSS Total Outstanding Debt As % of Net Sales FYs 1991 – 2014 Note: FY 1997 reflects stub year 35

EBITDA consists of earnings before interest, taxes, depreciation, amortization and noncontrolling interest. EBITDA is not a measurement of financial performance under accounting principles generally accepted in the United States of America ("GAAP"), and does not represent cash flow from operations. EBITDA is presented solely as a supplemental disclosure because management believes that it is important in evaluating JBSS's financial performance and market
valuation. In conformity with Regulation G, a reconciliation of EBITDA to the most directly comparable financial measures calculated and presented in accordance with GAAP is presented in the following slide.
EBITDA

(In $,000's) FY2004 FY2005 FY2006 FY2007 FY2008 FY2009 FY2010 FY2011 FY2012 FY2013 FY2014
NET INCOME (LOSS) 22,630 14,499 (16,721) (13,577) (5,957) 6,917 14,425 2,835 17,122 21,760 26,287
INTEREST EXPENSE 3,434 3,998 6,516 9,347 10,502 7,646 5,653 6,444 5,364 4,754 4,354
INCOME TAX
(BENEFIT) EXPENSE 14,468 9,269 (8,689) (7,520) (897) (259) 8,447 (49) 9,099 13,536 13,545
DEPRECIATION &
AMORTIZATION 11,190 10,501 10,000 13,584 15,742 15,922 15,825 16,968 17,117 16,717 16,278
EBITDA 51,722 38,267 (8,894) 1,834 19,390 30,226 44,350 26,198 48,702 56,767 60,464
NET SALES 520,811 581,729 579,564 540,858 541,771 553,846 561,633 674,212 700,575 734,334 778,622
EBITDA MARGIN
(% OF NET SALES) 9.9% 6.6% -1.5% 0.3% 3.6% 5.5% 7.9% 3.9% 7.0% 7.7% 7.8%
POUNDS SOLD 284,576 278,741 248,137 246,142 221,958 217,465 224,302 232,746 212,553 221,762 240,417
EBITDA PER
POUND SOLD 0.182 0.137 (0.036) 0.007 0.087 0.139 0.198 0.113 0.229 0.256 0.252

EBITDA* * EBITDA is a non-GAAP measure. See slide entitled “Reconciliation of Net (Loss) Income to EBITDA” for reconciliation to GAAP measure 38

EBITDA* Margin (% of Net Sales) * EBITDA is a non-GAAP measure. See slide entitled “Reconciliation of Net (Loss) Income to EBITDA” for reconciliation to GAAP measure 39

PEANUT AND TREE NUT SPOT MARKET PRICES VS. JBSS ROLLING 4 QTR. GROSS MARGIN % Source: Spot market prices from survey of JBSS vendors and brokers 40

Highlights: Q1 2015 vs. Q1 2014
(in 000’s except EPS)

$ Chng. % Chng.
Net Sales                                   $ 28,340            16.0%
Sales Volume (lbs. sold)               4,055
7.1%
Gross Profit                               $   1,315            4.5%
Net Income *                             ($     860)            (12.7%)
Earnings Per Share                   ($    0.08)                (13.1%)
Operating Cash Flows                $ 20,455                  276.3%
Total Debt                                  ($11,385)           (16.4%)
* Adversely impacted by $1.4 million pretax increase in maintenance expenses for the exterior of our office building.

FY 2014 Sales & Marketing Update

Grow Brands Recipe Nuts Snack Nuts 43

Fisher is a Growing Brand Sales Pounds +7% +7% Net Sales +6% +6% Sales Pounds +1% +1% Net Sales +8% +8% 44 Fiscal 2014 Actual vs. Prior Year 3 Year CAGR

45 Total Fisher Brand has Grown Dollar Share over the last 3 Years Source: IRI:Ttl Nut Category – Multi Outlet Geography Year Ending 6/29/14

46

Strong and Sustained Growth on
Fisher Recipe Nuts
34 Consecutive Quad-Weeks of
Increased IRI measured
Consumption!

Source: IRI: Ttl Recipe Nut Category – Multi Outlet Geography – Latest 34 Quad Weeks Ending 10/5/14

Success Driven by both Increased
Distribution and Movement
Source: IRI: Ttl Recipe Nut Category – Multi Outlet Geography –Year Ending 6/29/14
*Note: ACV refers to “All Commodity Volume” and “Velocity” is pounds per point of distribution as measured by IRI

Differentiating versus competition with “No Preservatives” Message Print 49

Building Fisher Brand Equity with Food Network Sponsorship 50 Recipes Food Network Vignettes Digital and Mobile Recipe Contest Food Network Magazine Social Media and PR

We extend our reach through Print that reaches our Core Consumer 51

Expanding Social Media Presence with “Fisher Fresh Thinkers” 52

Reggie Gold Award Brand Activation Association (March 2014) Golden Trumpet Gold Award Publicity Club of Chicago (June 2014) Brand -Building Marketing Recognized with Industry Awards 53

Winning the year is about Pounds-on-the-floor 54 Source: IRI: Ttl Recipe Nut Category – Multi Outlet Geography –Year Ending 6/29/14 *Note: ACV refers to “All Commodity Volume” as measured by IRI

Importantly, Fisher display vehicles deliver our consumer message in-store 55 Source: Internal JBSS Shipment Data

Win the holidays = win win the the year year 56 Source: IRI: Ttl Recipe Nut Category – Multi Outlet Geography –Year Ending 6/29/14 *Note: ACV refers to “All Commodity Volume” as measured by IRI

Recipe Nut Distribution Recipe Nut Distribution National Distribution Updated 10.8.14 Hawaii 58

59

Fisher snack nut Strategy Focused on Midwest High Franchise Markets 60

61 Fisher snack nuts Growing Pound Share in High Franchise Markets Source: IRI: Ttl Snack Nut Category – Fisher High Franchise Geography –Years Ending 6/29/14

Success driven by Improved
Distribution and Movement
Source: IRI: Ttl Snack Nut Category – Fisher High Franchise Geography –Year Ending 6/29/14
*Note: TPDs refers to Total Points of Distribution and Velocity refers to pounds per point of distribution as measured by IRI

Source:  Blue Chip Worldwide SPARQ concept research, December 2013
Driving Results on Core Dry
Roast Peanut Business
•
“
Oven Roasted, Never
Fried” communication
drives purchase interest
•
Elevates taste and healthy
snack perceptions
•
Supported through FSIs,
In-Store and via Digital

Velocity
(Pound Sales per Distribution Point)
Source: IRI
Growing Fisher Almond line
•
Converted Almond line to
5.5 oz Stand Up Re-sealable bags
•
Consumer Value Proposition:
Better per package price;
Re-closeable to seal-in freshness
•
Result:  Increased movement per point
of distribution

Source: IRI Quad Week Data Ending 6/29/14 Multi-Outlet Geography
Note:  Velocity refers to pounds per point of distribution as measured by IRI

Importantly, we are increasing the # of SKUs* on-shelf 65 Source: IRI Ttl Snack Nut Category – Fisher High Franchise Geography –Year Ending 6/29/14 *Note: SKUs refer to Stock Keeping Units

We are fast adapting to key retailers’ rules on displays… winning again! 66

Snacks Distribution Snacks Distribution Updated 10.14.14 67

Pure and Simple Goodness 68

69 Orchard Valley Harvest Brand Equity Pure & Simple Goodness Support a healthy lifestyle Close to the earth

70 Orchard Valley Harvest Delivers

Sales Pounds + 9% + 9% Net Sales +16 +16% % 71 Orchard Valley Harvest is a Growing Brand Fiscal 2014 Actual vs. Prior Year

Source:
The Hartman Group : Eating Occasions, Compass 2012
The Hartman Group: Reimagining Health and Wellness, 2013
•
Snacking accounts for over
53% of all eating occasions
in the US
•
38% of consumers snack
several times per day

Mini’s and Multi-Packs Tap into “On the
Go” Snacking
Grab ‘n Go Mini’s
Multi-Packs

73 FY15 OVH Marketing Support

FY13
Driver:
FY14
Driver:
Driving Increased Distribution
Source: IRI: Ttl Produce Nut Category – Total US Food Geography–Year Ending 6/29/14
*Note: % ACV refers to % “All Commodity Volume” as measured by IRI

75 Driving Increased Movement Source: IRI Ttl Produce Nut Category – Total US Food Geography– Quad Weeks Ending 9-7-14

76 Source: Internal JBSS Shipment Data Displays drive sales in produce

Closing Comments

Principles of Successful Strategy • Differentiation – create distinction from competition • Focus – tradeoffs to allocate resources • System – building interrelated network of activities 79

80 FY 2015

FY 2015 81

82 FY 2015

Vision
To be the global source for nuts,
committed to quality,
expertise and innovation that
delivers an unmatched
experience to our customer
and consumer
Core Values
Integrity
People
Investment
Customer Driven
Quality
Innovation
Execution
Continuous Improvement
Safety
Resource Conservation
83

In memory of Jerry Burgdoerfer

THANK YOU